UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported): AUGUST 22, 2006

                             OPEN ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)

                NEVADA              000-50450         98-0370750
    (State or other jurisdiction   (Commission     (I.R.S. Employer
          of incorporation)        File Number)   Identification No.)

             514 VIA DE LA VALLE, SUITE 200, SOLANA BEACH, CA 92075 (Address of principal executive offices, including zip code)

                                 (858)-794-8800
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On August 30, 2006, we filed a registration statement on Form SB-2 with the SEC that includes our audited financial statements for the year ended May 31, 2006, as well as management's discussion and analysis of financial condition and results of operations.

      The Form SB-2 is referenced herein as Exhibit 99.1. In accordance with General Instruction B.2. of Form 8-K, the information in this Item 2.02, including Exhibit 99.1, shall not be deemed `filed' for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, or the Exchange Act, except as expressly set forth by specific reference in such a filing.


ITEM 8.01 OTHER EVENTS.

      (a) On August 30, 2006, we filed a Form 12b-25 (Notification of Late Filing) with respect to our Form 10-KSB for the fiscal year ended May 31, 2006. As discussed in Item 2.02 above, we filed on August 30, 2006 a Form SB-2 registration statement required under the terms of various financing agreements we have entered into. We disclosed in the Form 12b-25 that we need additional time to integrate certain information included in the Form SB-2 registration statement in the Form 10-KSB. We expect to file our annual report on Form 10-KSB shortly after the date of this report, and in any case before September 13, 2006.

      (b) On August 22, 2006 Cornell Capital Partners, L.P. converted $200,000 principal amount of a secured convertible debenture purchased by Cornell on March 31, 2006, and we correspondingly issued 342,877 shares of common stock to Cornell.

            As a result of this conversion, the conversion price of the 0% subordinated mandatory convertible debentures in the aggregate principal amount of $5,250,000, and the exercise price of the associated common stock purchase warrants to purchase up to an aggregate of 2,354,261 shares of common stock, were adjusted to $0.5833 per share. The 0% debentures are now convertible into an aggregate of 9,000,514 shares of common stock, subject to certain restrictions. The conversion price of the 0% debentures and the exercise price of the associated warrants is subject to further adjustment upon the occurrence of certain specified events including, but not limited to, issuance of securities at a deemed price below the current conversion and exercise prices, stock dividends, stock splits, mergers or reorganizations, and our failure to meet certain revenue milestones, provided that the conversion price and the exercise price may not fall below $0.05 per share.

This report on Form 8-K contains forward-looking statements that reflect our current view with respect to future events and performance. These forward-looking statements are only predictions based on current information and expectations and are subject to certain risks and uncertainties, including, but not limited to the anticipated date of filing our Form 10-KSB and other risks described in our filings with the Securities and Exchange Commission. More information about potential factors that could affect our business and financial results is included under "Risk Factors" in our Quarterly Report on Form 10-QSB/A for the quarter ended February 28, 2006, and our other filings with the Securities and Exchange Commission. Actual results could differ materially, as a result of such factors, from those set forth in the forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report on Form 8-K. All forward-looking statements are qualified in their entirety by this cautionary statement, and we undertake no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date any such statement is made.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(D)   EXHIBITS.

99.1 Registration Statement on Form SB-2, incorporated by reference to filing of the same with the SEC on August 30, 2006.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             OPEN ENERGY CORPORATION


 Date: August 30, 2006                             /s/ David Saltman
                                             -----------------------------------
                                             By:   David Saltman
                                                   President and Chief Executive
                                                   Officer





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